SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 4, 1997




                              MEDCATH INCORPORATED
                            (Exact name of registrant
                          as specified in its charter)

       North Carolina                  0-25176                56-1635096

(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)




         7621 Little Avenue, Suite 106, Charlotte, North Carolina 28226
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (704) 541-3228

Item 5. Other Events

On March 4, 1997 MedCath Incorporated announced that the Arkansas Department of Health completed its inspection of the Arkansas Heart Hospital and that all conditions of compliance regarding Medicare regulations were met without exception. Upon receiving the Medicare certification, the Company officially opened the hospital, MedCath's second heart hospital. The Hospital is expected to receive its Medicare provider number during the quarter ended June 30, 1997, which will allow the hospital to begin billing for its services, retroactive to the certification date of March 3, 1997.


Exhibits:

            99.1 - Press Release dated March 4, 1997

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MEDCATH INCORPORATED



Date:  March 17, 1997                    By:       /s/     Richard J. Post
                                                  ---------------------------
                                                   Richard J. Post
                                                   Chief Financial Officer,
                                                   Secretary and Treasurer